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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Leonard A. Cullo, Jr., Arthur Winkleblack and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign
H. J. Heinz Finance Company's Annual Report on Form 10-K for the fiscal year ended April 28, 2004 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 10th day of June 2004 by the following persons in the capacities indicated.

SIGNATURE                                                             TITLE
---------                                                             -----

/s/ LEONARD A. CULLO, JR.                          Director and President
---------------------------------------------      (Principal Executive Officer)
Leonard A. Cullo, Jr.

/s/ LAURA STEIN                                    Director, Vice President and Secretary
---------------------------------------------
Laura Stein

/s/ ANDREW L. STIDD                                Director
---------------------------------------------
Andrew L. Stidd

/s/ ARTHUR WINKLEBLACK                             Director, Vice President and
---------------------------------------------        Chief Financial Officer
Arthur Winkleblack                                 (Principal Financial Officer)

/s/ EDWARD J. MCMENAMIN                            Vice President and
---------------------------------------------        Chief Accounting Officer
Edward J. McMenamin                                (Principal Accounting Officer)